Filed Pursuant to Rule 497
Registration No. 333-176182

VII Peaks Co-Optivist TM Income BDC II, Inc.

Supplement No. 4

dated February 26, 2014

to

Prospectus dated September 30, 2013

This Supplement No. 4 contains information which amends, supplements or modifies certain information contained in the Prospectus of VII Peaks Co-Optivist TM Income BDC II, Inc. (the “Company”) dated September 30, 2013 (the “Prospectus”), as well as Supplement Nos. 1, 2 and 3 to the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Acceptance of In-Kind Subscriptions

Our board of directors has decided to accept in-kind contributions of securities, instead of cash, provided that the following conditions are true: the securities are registered in the name of the investor or are in an account in the investor’s name, the securities have a readily ascertainable market value, the securities do not bear a restrictive legend and are otherwise freely transferable, the investor is not an affiliate of the issuer of the securities, and acceptance of the securities will not cause us to violate any investment limitations to which we are subject, including any diversification requirement or the requirement that at least 70% of our investment securities be invested in eligible portfolio companies. Any securities which we accept as payment for shares will be valued at the fair market value of the securities as of the close of business on the date the subscription is accepted. We reserve the right to reject any tender of securities in our sole discretion. We also reserve the right to require a legal opinion or other certifications that we deem necessary to ensure that the conditions on which we will accept securities have been satisfied.

In connection with the change in our policy regarding the manner in which investors may subscribe for our shares, the Prospectus is amended as follows:

This supplement replaces the section entitled “Summary - How to Subscribe” on page 9 of the Prospectus with the following:

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus, including all supplements accompanying this prospectus.

•	Complete and execute a subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•	If the investor is paying cash for the purchase price of the shares, deliver a check for the full purchase price of the shares of our common stock for which you are subscribing along with the completed subscription agreement to the selected dealer. You should make your check payable to “VII Peaks Co-Optivist Income BDC II, Inc.”

•	If the investor is contributing securities for the purchase of the shares, and we have agreed to accept the securities, deliver duly-executed instructions to transfer the securities from the account of the investor to the account of our custodian through DTC’s settlement system.

The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds or unexecuted transfer instructions will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. We expect to close on subscriptions received and accepted by us on a semi-monthly basis.

At our sole discretion, we may accept an assignment of securities as payment-in-kind for the purchase price of shares. In general, we will only accept securities if the securities are registered in the name of the investor or are in an account in the investor’s name, the securities have a readily ascertainable market value, the securities do not bear a restrictive legend and are otherwise freely transferable, the investor is not an affiliate of the issuer of the securities, and acceptance of the securities will not cause us to violate any investment limitations to which we are subject, including any diversification requirement or the requirement that at least 70% of our investment securities be invested in eligible portfolio companies. Any securities which we accept as payment for shares will be valued at the fair market value of the securities as of the close of business on the date the subscription is accepted. We also reserve the right to require a legal opinion or other certifications that we deem necessary to ensure that the conditions on which we will accept securities have been satisfied.

This section entitled “How to Subscribe” on page 111 of the Prospectus is hereby deleted in its entirety.